THE CHEFS’ WAREHOUSE, INC. 10-Q

AMENDMENT NO. 1

Dated as of September 1, 2017

to

CREDIT AGREEMENT

THIS AMENDMENT NO. 1 (this “Amendment”) is made as of September 1, 2017 by and among Dairyland USA Corporation, a New York corporation (“Dairyland”), Chefs’ Warehouse Parent, LLC, a Delaware limited liability company (“CW Parent” and, together with Dairyland, the “Borrowers”), the financial institutions listed on the signature pages hereof and JPMorgan Chase Bank, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”), under that certain Credit Agreement dated as of June 22, 2016, by and among the Borrowers, the other Loan Parties party thereto, the Lenders and the Administrative Agent (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.

WHEREAS, the Borrowers have requested that the requisite Lenders and the Administrative Agent agree to certain amendments to the Credit Agreement, as more fully described herein; and

WHEREAS, the Borrowers, the Lenders party hereto and the Administrative Agent have so agreed on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrowers, the Lenders party hereto and the Administrative Agent hereby agree to enter into this Amendment.

1. Amendments to the Credit Agreement. Upon the satisfaction of the conditions precedent set forth in Section 2 below, the parties hereto agree that the Credit Agreement shall be amended as follows:

(a) The definition of “Excluded Subsidiary” set forth in Section 1.01 of the Credit
Agreement is hereby amended and restated in its entirety to read as follows:

“Excluded Subsidiary” means each of (i) Dairyland HP, so long as such entity is a single purpose real estate holding entity and an obligor under the New Markets Tax Credit Financing and (ii) any Insurance Subsidiaries (including any trust established by any such Insurance Subsidiary as grantor pursuant to applicable insurance regulations).

(b) Section 1.01 of the Credit Agreement is hereby amended to add the following new definition in the appropriate alphabetical order:

“Insurance Subsidiary” has the meaning assigned to such term in Section 6.04(r).

(c) The definition of “Issuing Bank Sublimits” set forth in Section 1.01 of the Credit
Agreement is hereby amended to replace the figure “$15,000,000” set forth therein with the figure

THE CHEFS’ WAREHOUSE, INC. 10-Q

“$25,000,000”.

(d) The definition of “Pledge Subsidiary” set forth in Section 1.01 of the Credit Agreement is hereby amended to replace the phrase “the Excluded Subsidiary” with “any Excluded Subsidiary”.

(e) Section 2.06(b) of the Credit Agreement is hereby amended to replace each reference to the figure “$15,000,000” set forth therein with the figure “$25,000,000”.

(f) Section 5.10 of the Credit Agreement is hereby amended to replace the first sentence of subsection (a) thereof with the following:

Each Loan Party will, and will cause each Subsidiary to, maintain with financially sound and reputable third-party carriers having a financial strength rating of at least A- by A.M. Best Company (a) insurance in such amounts and against such risks (including loss or damage by fire and loss in transit; theft, burglary, pilferage, larceny, embezzlement, and other criminal activities; business interruption; and general liability) and such other hazards, in each case, after giving effect to any self-insurance programs, as is customarily maintained by companies of established repute engaged in the same or similar businesses operating in the same or similar locations and (b) all insurance required pursuant to the Collateral Documents; provided that Holdings, the Borrowers and their Subsidiaries may self-insure to the extent consistent with prudent business practice.

(g) Section 5.14 of the Credit Agreement is hereby amended to replace the words “and Dairyland HP at such time that Dairyland HP no longer constitutes an Excluded Subsidiary” appearing in the first sentence of subsection (a) thereof with “and any Excluded Subsidiary at such time that it no longer constitutes an Excluded Subsidiary”.

(h) Section 6.01(g) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(g) Indebtedness (i) owed to any Person providing workers’ compensation, health, disability or other employee benefits or property, casualty or liability insurance, pursuant to reimbursement or indemnification obligations to such Person, and (ii) consisting of the financing of insurance premiums, in each case, incurred in the ordinary course of business;

(i) Section 6.02 of the Credit Agreement is hereby amended to add the following new clause (s) thereto (and to make any related punctuation and grammatical changes as a result thereof):

(s) Liens on insurance policies and the proceeds thereof securing the financing of the premiums with respect thereto.

(j) Section 6.04 of the Credit Agreement is hereby amended to add the following new clauses (r) and (s) thereto immediately prior to existing clause (r) thereof (and to make any related punctuation and grammatical changes as a result thereof):

(r)(i) any investment in fixed income or other assets by any Subsidiary that is a so-called “captive” insurance company (each, an “Insurance Subsidiary”) in connection with its provision of insurance to Holdings, the Borrowers or any of

THE CHEFS’ WAREHOUSE, INC. 10-Q

their Subsidiaries, which investment is made in the ordinary course of business or consistent with industry practice of such Insurance Subsidiary or by reason of applicable law, rule, regulation or order, or that is required or approved by any regulatory authority having jurisdiction over such Insurance Subsidiary or its business, as applicable (including, without limitation, any such investments held by a trust established by such Insurance Subsidiary as grantor pursuant to applicable insurance regulations), (ii) to the extent the same constitutes investments, insurance arrangements provided by any Insurance Subsidiary (including any trust established by any such Insurance Subsidiary as grantor pursuant to applicable insurance regulations) to Holdings or any of its Subsidiaries and (iii) investments by any Insurance Subsidiary in any trust established by such Insurance Subsidiary as grantor pursuant to applicable insurance regulations;

(s) investments in Insurance Subsidiaries; provided that, the aggregate amount of all such investments made pursuant to this clause (s) shall not exceed
$11,750,000 (as valued at cost at the time each such investment is made); and

(k) Section 6.04(r) of the Credit Agreement is hereby amended by (i) renumbering such clause as clause (t) to Section 6.04, and (ii) amending and restated such clause in its entirety to read as follows:

(t) any other investments (other than Permitted Acquisitions); provided that, both immediately before and immediately after giving pro forma effect to any such investment pursuant to this clause (t), no Event of Default shall have occurred and be continuing and (x) solely in the case of an investment in an Insurance Subsidiary, Availability is greater than the greater of 10% of the Aggregate Commitment and $10,000,000 or (y) in the case of any other investment, the Payment Condition shall be satisfied with respect to such Investment.

(l) Clause (c) of Section 6.09 of the Credit Agreement is hereby amended and restated to read as follows:

(c) (i) transactions involving Insurance Subsidiaries and/or trusts established by Insurance Subsidiaries, including, without limitation, investments in Insurance Subsidiaries and/or trusts established by Insurance Subsidiaries, that are not prohibited by the terms of this Agreement and the other Loan Documents and (ii) other transactions that are expressly permitted by the terms of this Agreement and the other Loan Documents,

2. Conditions of Effectiveness. The effectiveness of this Amendment is subject to the conditions precedent that:

(a) the Administrative Agent shall have received counterparts of this Amendment duly executed by the Borrowers, the Required Lenders and the Administrative Agent;

(b) the Administrative Agent shall have received counterparts of the Consent and
Reaffirmation attached as Exhibit A hereto duly executed by the Loan Guarantors;

(c) the Administrative Agent shall have received an executed copy of that certain
Second Amendment to Credit Agreement, dated as of the date hereof, by and among the Borrowers,

THE CHEFS’ WAREHOUSE, INC. 10-Q

Holdings, the other Loan Parties party thereto, Jefferies Finance LLC, as administrative agent and collateral agent, and the lenders party thereto; and

(d) the Administrative Agent shall have received payment and/or reimbursement of the Administrative Agent’s and its affiliates’ expenses (including, to the extent invoiced in an invoice dated on or prior to the date hereof, reasonable documented out-of-pocket fees and expenses of counsel for the Administrative Agent) in connection with this Amendment and the other Loan Documents.

3. Representations and Warranties of the Borrowers. Each Borrower hereby represents and warrants as follows:

(a) Each of this Amendment and the Credit Agreement as amended hereby constitutes a legal, valid and binding obligation of such Borrower, enforceable in accordance with its respective terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(b) As of the date hereof, after giving effect to the terms of this Amendment, (i) no Default or Event of Default has occurred and is continuing and (ii) the representations and warranties of the Loan Parties set forth in the Credit Agreement, as amended hereby, are true and correct in all material respects (provided that any representation or warranty that is qualified by materiality or Material Adverse Effect is true and correct in all respects) except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects (provided that any representation or warranty that is qualified by materiality or Material Adverse Effect shall be true and correct in all respects) as of such earlier date.

4. Reference to and Effect on the Credit Agreement.

(a) Upon the effectiveness hereof, each reference to the Credit Agreement in the Credit Agreement or any other Loan Document shall mean and be a reference to the Credit Agreement as amended hereby.

(b) Each Loan Document and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

(c) Except with respect to the subject matter hereof, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement, the Loan Documents or any other documents, instruments and agreements executed and/or delivered in connection therewith.

(d) This Amendment is a “Loan Document” under (and as defined in) the Credit Agreement.

5. Governing Law. This Amendment shall be governed by and construed in accordance with the internal laws of the State of New York, but giving effect to federal laws applicable to national banks.

6. Headings. Section headings used herein are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in

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interpreting, this Amendment.

7. Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by telecopy, e-mailed.pdf or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Amendment.

[Signature Pages Follow]

IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

CHEFS' WAREHOUSE PARENT, LLC DAIRYLAND USA CORPORATION

By		/s/ Alexandros Aldous
	Name:	Alexandros Aldous
	Title:	General Counsel and Corporate Secretary

JPMORGAN CHASE BANK, N.A.,
individually as a Lender, as the Swingline Lender, as the Issuing Bank and as Administrative Agent

By		/s/ Joseph K. Kotusky
	Name:	Joseph K. Kotusky
	Title:	Authorized Officer

BANK OF AMERICA, N.A.,
as a Lender

By		/s/ Matthew Bourgeois
	Name:	Matthew Bourgeois
	Title:	Senior Vice President

BMO HARRIS FINANCING, INC.,
as a Lender

By		/s/ Craig Thistlewaite
	Name:	Craig Thistlewaite
	Title:	Managing Director

Signature Page to Amendment No. I to Credit Agreement

EXHIBIT A

Consent and Reaffirmation

Each of the undersigned hereby acknowledges receipt of a copy of the foregoing
Amendment No. 1 to Credit Agreement with respect to that certain Credit Agreement dated as of June 22,
2016 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among Dairyland USA Corporation, a New York corporation (“Dairyland”), Chefs’ Warehouse Parent, LLC, a Delaware limited liability company (“CW Parent” and, together with Dairyland, the “Borrowers”), the other Loan Parties party thereto, the financial institutions listed on the signature pages hereof and JPMorgan Chase Bank, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”), which Amendment No. 1 to Credit Agreement is dated as of September 1, 2017 and is by and among the Borrowers, the financial institutions listed on the signature pages thereof and the Administrative Agent (the “Amendment”). Capitalized terms used in this Consent and Reaffirmation and not defined herein shall have the meanings given to them in the Credit Agreement.

Without in any way establishing a course of dealing by the Administrative Agent or any Lender, each of the undersigned consents to the Amendment and reaffirms the terms and conditions of the Loan Guaranty and any other Loan Document executed by it and acknowledges and agrees that the Loan Guaranty and each and every such Loan Document executed by the undersigned in connection with the Credit Agreement remains in full force and effect and is hereby reaffirmed, ratified and confirmed. All references to the Credit Agreement contained in the above-referenced documents shall be a reference to the Credit Agreement as so modified by the Amendment and as the same may from time to time hereafter be amended, modified or restated.

Dated September 1, 2017

[Signature Pages Follow]

IN WITNESS WHEREOF, this Consent and Reaffirmation has been duly executed as of the day and year above written.

CHEFS' WAREHOUSE PARENT, LLC DAIRYLAND USA CORPORATION

By		/s/ Alexandros Aldous
	Name:	Alexandros Aldous
	Title:	General Counsel and Corporate Secretary

THE CHEFS' WAREHOUSE MID-ATLANTIC, LLC
BEL CANTO FOODS, LLC
THE CHEFS' WAREHOUSE WEST COAST, LLC THE CHEFS' WAREHOUSE OF FLORIDA, LLC THE CHEFS' WAREHOUSE, INC.
MICHAEL'S FINER MEATS, LLC
MICHAEL'S FINER MEATS HOLDINGS, LLC THE CHEFS' WAREHOUSE MIDWEST, LLC THE CHEFS' WAREHOUSE PASTRY DIVISION, INC.
QZ ACQUISITION (USA), INC.
QZINA SPECIALTY FOODS NORTH AMERICA (USA), INC.
QZINA SPECIALTY FOODS, INC., a Florida corporation
QZINA SPECIALTY FOODS, INC., a Washington
corporation
QZINA SPECIALTY FOODS (AMBASSADOR), INC. CW LV REAL ESTATE LLC
ALLEN BROTHERS 1893, LLC
THE GREAT STEAKHOUSE STEAKS, LLC DEL MONTE CAPITOL MEAT COMPANY HOLDINGS, LLC
DEL MONTE CAPITOL MEAT COMPANY, LLC CHEFS' WAREHOUSE TRANSPORTATION, LLC FELLS POINT, LLC
FELLS POINT HOLDINGS, LLC

By		/s/ Alexandros Aldous
	Name:	Alexandros Aldous
	Title:	General Counsel and Corporate Secretary

Signature Page to Consent and Reaffirmation to Amendment No. I to Credit Agreement